Exhibit 10.23(b)
Guaranty
     This Guaranty is given pursuant to that certain Credit Enhancement Agreement dated as of the date hereof (the “Credit Enhancement Agreement”) among Holder (as defined below), The Fashion House Holdings, Inc. (“FHH”) and The Fashion House, Inc. (“FHI”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Enhancement Agreement.
     The undersigned, for value received, unconditionally and absolutely guarantees to each and to both of Westrec Capital Partners, LLC and Michael M. Sachs (singly and collectively, “Holder”), and to the Holder’s successors and assigns, payment or performance when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness and/or other obligations, however such indebtedness or other obligations have been or may be incurred or evidenced, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness or other obligations is or are incurred, owed to (a) the Holder by FHI and/or FHH under the Credit Enhancement Agreement, the Warrant, the FHH Security Agreement or the FHI Security Agreement, and (b) the Lender by FHI under any Loan Document ((a) and (b) singly and collectively, the “Indebtedness”). As used herein, “Borrower” means FHI and FHI, singly and collectively, jointly and severally, or any of its or their successors in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of FHI or FHH, and “Guaranteed Documents” means any and all of the agreements or documents listed in (a) and/or (b) immediately above.
     The Indebtedness includes without limit: (a) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Holder or the Lender were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys’ fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys’ fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Holder, Lender or third parties in any way relating to Holder’s or Lender’s rights with respect to such Borrower, Guarantor, Lender or third party and/or affecting any collateral securing any obligation owed to Holder or Lender by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (b) any and all amendments, modifications, renewals and/or extensions of any of the Indebtedness, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (c) all costs of collecting Indebtedness, including without limit reasonable attorneys’ fees and costs.
     The undersigned waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agrees that the Holder or Lender may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waives any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Holder or Lender of any remedy that the Holder or Lender may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.
     The undersigned delivers this Guaranty based solely on the undersigned’s independent investigation of the financial condition of the Borrower and is (are) not relying on any information furnished by the Holder or Lender. The undersigned assumes full responsibility for obtaining any further information concerning the Borrower’s financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waives any duty on the part of the Holder or Lender, and agrees that he is not relying upon nor expecting the Holder or Lender to disclose to the undersigned any fact now or later known by the Holder or Lender, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect that these facts may have upon the undersigned’s risk under this Guaranty or the undersigned’s rights against the Borrower or Lender. The undersigned knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Holder or Lender after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.
     The undersigned represents and warrants that: (a) neither the Holder nor Lender has made any representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower’s financial condition. The undersigned agrees to keep adequately informed of any facts, events or circumstances that might in any way affect the risks of the undersigned under this Guaranty.
     The undersigned agrees that no security now or later held by the Holder or Lender for the payment or performance of any Indebtedness, whether from the Borrower, the undersigned or any other guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Holder and Lender, each in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges and agrees that neither the Holder nor Lender has any obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment or performance of the Indebtedness, and the undersigned is not relying upon any assets in which the Holder or Lender has or may have a lien or security interest for payment or performance of the Indebtedness.

     The undersigned acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.
     Until the Indebtedness is irrevocably paid in full, the undersigned waives any and all rights to be subrogated to the position of the Holder or Lender or to have the benefit of any lien, security interest or other guaranty now or later held by the Holder or Lender for the Indebtednes; or to enforce any remedy which the Holder or Lender now or later has against the Borrower or any other person. Until the Indebtednes is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agrees to indemnify and hold harmless the Holder from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys’ fees, incurred by the Holder in connection with the undersigned’s exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. Neither the Holder nor Lender has any duty to enforce or protect any rights that the undersigned may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.
     Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an “insider” or “affiliate” (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a “creditor” (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Holder to enter into certain Credit Enhancement Documents with the Borrower included in the Indebtedness. The undersigned warrants and agrees that none of Holder’s rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned’s status as an “insider” or “affiliate” of the Borrower, and undersigned shall take any action, and shall execute any document, which the Holder may request in order to effectuate this warranty to the Holder.
     If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Holder against each severally, any two or more jointly, or some severally and some jointly. The Holder, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail of elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Holder or Lender may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantors. This action by the Holder or Lender shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.
     Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this

Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Holder in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion c trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Holder, and whether or not the Holder relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Holder relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Holder or Lender by the Borrower or the undersigned, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Holder o any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Holder), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without limit reasonable attorneys’ fees and costs) incurred by the Holder as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agrees upon demand by the Holder to execute and deliver to the Holder those documents that the Holder determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned does not execute and deliver to the Holder upon demand such documents, the Holder and each officer thereof is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty, “environmental condition” includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and “hazardous or toxic substances” shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.
     The undersigned waives any right to require the Holder or Lender to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) pursue any other remedy in the Holder’s power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Holder or Lender as security, in connection with any other obligations or evidences of indebtedness that constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.
     The undersigned authorizes the Holder and Lender, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned’s liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Holder or Lender in its discretion may determine; (b) release or substitute any one or more of the endorser or any other guarantors of the Indebtedness; and (c) apply payments received by the Holder or

Lender from the Borrower to any indebtedness of the Borrower to the Holder or Lender, in such order as the Holder or Lender shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waives any provision of law regarding application of payments which specifies otherwise. The Holder may without notice assign this Guaranty in whole or in part. Upon the Holder’s request, the undersigned agrees to provide to the Holder copies of the undersigned’s financial statements.
     The undersigned waives any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower that is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Holder or Lender or intended or understood by the Holder, Lender or the undersigned; (e) any act or omission by the Holder or Lender that directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Holder’s and Lender’s election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Holder or Lender from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver, California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Holder against the undersigned on this Guaranty.
     The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Holder or Lender to commence a lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to the Holder or Lender; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to the Holder or Lender, or to otherwise limit the Holder’s or Lender’s right to collect a deficiency based on the fair market value of such real property security; (iii) may limit the Holder’s or the Lender’s right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Holder or Lender to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Holder or Lender to collect the Indebtedness.
     The undersigned waives all rights and defenses arising out of an election of remedies by Holder or Lender even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned’s rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

     Without limiting the generality of any other waiver or other provision set forth in this Guaranty, the undersigned waives all rights and defenses that any such undersigned may have because the Indebtedness is secured by real property. This means, among other things:
     (1) Holder may collect from any undersigned Guarantor without first foreclosing on any real or personal property collateral pledged by any Borrower to secure the Indebtedness.
     (2) If Holder forecloses on any real property collateral pledged by any Borrower to secure the Indebtedness:
(a)	the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(b)	Holder may collect from any undersigned even if the Holder, by foreclosing on the real property pledged as collateral, has destroyed any right that the undersigned may have to collect from Borrower.
     This is an unconditional and irrevocable waiver of any rights and defenses each undersigned Guarantor may have because the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.
     WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, THE UNDERSIGNED HEREBY WAIVES. TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS, DEFENSES TO PAYMENT OR PERFORMANCE, OR ANY RIGHT TO PARTIAL OR COMPLETE EXONERATION ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850.
     The undersigned acknowledges and agrees that this is a knowing and informed waiver of the undersigned’s rights as discussed above and that Holder is relying on this waiver in extending credit to Borrower.
     The undersigned acknowledges that the Holder has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Holder may disclose any documents and information which the Holder now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agrees that the Holder may disclose these documents and information to the Borrower. The undersigned agrees that the Holder may provide information relating to this Guaranty or to the undersigned to the Lender, or the Holder’s parent, affiliates, subsidiaries and service providers.
     The total obligation under this Guaranty shall be UNLIMITED except as specifically limited in the Additional Provisions of this Guaranty below, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys’ fees and costs, incurred by the Holder at any times for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Holder in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorneys’ fees and other expenses incurred in any suit involving the conduct of the Holder, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Holder, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys’ fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys’ fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.
     The undersigned unconditionally and irrevocably waives each and every defense and setoff of any nature that, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledges that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledges that the effectiveness of this Guaranty i, subject to no conditions of any kind.
     This Guaranty shall remain effective with respect to successive transactions that shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.
     The undersigned warrants and agrees that each of the waivers set forth above are made with the undersigned’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.
     This Guaranty constitutes the entire agreement of the undersigned and the Holder with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms or this Guaranty snail bind any or the undersigned or the Holder unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Holder and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned’s heirs, legal representatives, successors and assigns including, without limit, any debtor in possession of trustee in bankruptcy for any of the undersigned. The undersigned has knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Holder to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledges that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     Additional Provisions: Notwithstanding anything to the contrary expressed or implied herein, the Holder’s recourse against the undersigned under this Guaranty shall be limited to the Pledged Collateral under that certain Pledge and Security Agreement dated the date hereof and given by the undersigned to secure the undersigned’s obligations under this Guaranty, except that such limitation on the Holder’s recourse shall not:
     (a) apply, or have any effect, and Holder shall have full recourse against the undersigned (including, without limitation, the right to a deficiency judgment), in the event of fraud or material misrepresentation under or in connection with any Credit Enhancement Document, or any Loan Document or any affidavits, reports, information or certifications made or given thereunder; any act of arson, malicious destruction or waste committed by Borrower or the undersigned with respect to any collateral that may now or hereafter secure any Credit Enhancement Document (collectively, “Collateral”); interference by Borrower or the undersigned with the Holder’s exercise of its rights or remedies under any Credit Enhancement Document; the voluntary filing by Borrower or the undersigned of any insolvency or bankruptcy proceeding; the involuntary filing against Borrower or the undersigned of any such proceeding that is not dismissed within ninety (90) days after the filing thereof; or the violation of any restrictions contained in any Credit Enhancement Document on the sale, hypothecation or other transfer of any Collateral; or
     (b) constitute a waiver, release or impairment of any obligation owed to the Holder under any Credit Enhancement Document; be deemed a waiver of any right that the Holder may have under Sections 506(a), 506(b) or 1111(b) or any other provisions of any Federal Bankruptcy Act or statute to file a claim for the full amount of the Indebtedness or to require that all Collateral shall continue to secure the obligations that such Collateral may secure; impair the right of the Holder to name the undersigned or any other person as a party defendant in any action or suit for foreclosure and sale of any Collateral; or impair the Holder’s right to obtain appointment of a receiver or any ancillary remedy under any Credit Enhancement Document.
     THE UNDERSIGNED REPRESENTS AND WARRANTS TO THE HOLDER THAT HE HAS CONSULTED (OR HAS HAD THE OPPORTUNITY TO CONSULT)

WITH COUNSEL OF HIS CHOICE, WITH REGARD TO THIS GUARANTY, THE GUARANTEED DOCUMENTS AND THE INDEBTEDNESS.
     IN WITNESS WHEREOF, the undersigned has signed and delivered this Guaranty as of September 15, 2006.

GUARANTOR:
JOHN HANNA

	By:	/s/ John Hanna

Signature of John Hanna

WITNESS:

/s/ Shirl DeNault
Signature of

GUARANTOR’S ADDRESS

Street Address

City State Zip Code

CONSENT OF SPOUSE
     I, Shannon Hanna , the wife of John Hanna (“Hanna”), represent, warrant, agree and acknowledge that:
     I have read, know the contents of, and consent to, the Guaranty (the “Guaranty”) and the Pledge and Security Agreement (the “Security Agreement”) executed by Hanna (collectively, the “Agreements”), each dated as of the date hereof and each of which Agreements has been given to (and made for the benefit of) Westrec Capital Partners, LLC, a Delaware limited liability company, and Michael M. Sachs ( singly and collectively, “Secured Party”).
     I understand that by the provisions of such Guaranty, Hanna has guaranteed certain obligations of The Fashion House, Inc. and The Fashion House Holdings, Inc., and that by the provisions of such Security Agreement, Hanna has pledged and granted to Secured Party a security interest in the personal property defined therein as the Pledged Collateral (the “Pledged Collateral”) to secure Hanna’ obligations under the Guaranty.
     I understand and agree that all my right, title and interest, if any, (whether as community property or otherwise) in the Pledged Collateral and any other personal property, the assignment transfer, pledge or hypothecation of which is contemplated in the Security Agreement, is subject to, and may be foreclosed upon or otherwise transferred or handled as provided in, the Security Agreement.
     I also understand and agree that except as may be expressly provided to the contrary in the Guaranty, the holder of the Guaranty shall have recourse (and may recover) against any and all community property of the marriage between Hanna and myself (“Community Property”) in the event of any breach by Hanna of any of the Agreements.
     I shall not take any action at any time that would abrogate or circumvent the provisions and intent of the Agreements, including, without limitation, causing or allowing (other than by the death of Hanna) any Community Property to become my sole and separate property.
     I specifically waive the benefit of any presumptions in my favor contained in Probate Code Sections 16002 and 16004 and Family Code Sections 720, 721, 915, 1100, et seq., 1500, et seq., 4301 and 4302, and I acknowledge that all such presumptions are inapplicable to the Agreements and the transactions contemplated thereby.

Dated as of September 15, 2006	/s/ Shannon Hanna

Signature of Shannon Hanna

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